UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

December 31, 2004
Date of report (Date of earliest event reported)

STONE ENERGY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12074	72-1235413
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. Kaliste Saloom Road Lafayette, Louisiana	70508
(Address of Principal Executive Officer)	(Zip Code)

Registrant's telephone number, including area code:  (337) 237-0410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1  —  Registrant's Business and Operations
Item 1.01   Entry into a Material Definitive Agreement

        On December 31, 2004, the Registrant granted David H. Welch, president and chief executive officer, 27,610 share of restricted stock. The Restricted Stock Agreement dated December 31, 2004 between the Registrant and Mr. Welch is furnished as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Section 9  —  Financial Statements and Exhibits
Item 9.01   Financial Statements and Exhibits

(c)	Exhibits.

Exhibit Number	Description

10.1	Restricted Stock Agreement dated December 31, 2004 between the Stone Energy Corporation and David H. Welch.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION

Date: January 3, 2005	By: /s/ James H. Prince
James H. Prince Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Restricted Stock Agreement dated December 31, 2004 between the Stone Energy Corporation and David H. Welch.